Containers and Fixed Assets	12 Months Ended
Dec. 31, 2012
Containers and Fixed Assets
(8)	Containers and Fixed Assets

Containers, net at December 31, 2012 and 2011 consisted of the following:

	2012	2011
Containers	$3,407,603	$2,281,586
Less accumulated depreciation	(490,930)	(377,731)

Containers, net	$2,916,673	$1,903,855

Trading containers had carrying values of $7,296 and $12,970 as of December 31, 2012 and 2011 and are not subject to depreciation. Containers held for sale that had carrying values of $15,717 and $7,832 as of December 31, 2012 and 2011 are also not subject to depreciation. All owned containers are pledged as collateral for debt as of December 31, 2012 and 2011.

Fixed assets, net at December 31, 2012 and 2011 consisted of the following:

	2012	2011
Computer equipment and software	$7,557	$7,111
Office furniture and equipment	1,456	1,803
Automobiles	44	51
Leasehold improvements	1,753	1,779

	10,810	10,744
Less accumulated depreciation	(9,189)	(9,027)

Fixed assets, net	$1,621	$1,717